UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015

ANTARES PHARMA, INC.

(Exact name of registrant specified in its charter)

Delaware	1-32302	41-1350192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Princeton South, Suite 300, Ewing, NJ	08628
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (609) 359-3020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously disclosed, on July 1, 2014, Antares Pharma, Inc. (“Antares”) filed a petition with the Patent Trial and Appeal Board (the “PTAB”) of the U.S. Patent and Trademark Office seeking an inter partes review of Medac Pharma, Inc.’s (“Medac”) U.S. Patent 8,664,231 (the “’231 patent”) challenging the validity of the’231 patent. On January 6, 2015, the PTAB issued an order instituting an inter partes review of all claims of the ’231 patent.

The ’231 patent is the subject of a lawsuit filed by Medac on March 7, 2014 against Antares, LEO Pharma Inc. and its parent company, LEO Pharma A/S (together, the “LEO Entities”) in the United States District Court for the District of New Jersey, alleging that Antares and the LEO Entities infringe the ’231 patent. The complaint states that the ‘231 patent relates to a concentration of more than 30mg/mL. Medac alleges that OTREXUP™ infringes the 231 patent, and demands that Antares and the LEO Entities be enjoined from making, using, selling, importing or offering OTREXUP and pay unspecified amounts of compensatory damages, treble damages and attorneys’ fees. On November 18, 2014, Medac filed a motion for preliminary injunction seeking to enjoin Antares and the LEO Entities from selling OTREXUP in the United States, pending the final resolution of the litigation. Antares believes that the ’231 patent is invalid and intends to defend itself vigorously.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This filing contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements made with respect to the validity of Medac’s ’231 patent and the Company’s expectations with respect to litigation, and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘would’’, ‘‘expect’’, ‘‘intend’’, ‘‘plan’’, ‘‘anticipate’’, ‘‘believe’’, ‘‘estimate’’, ‘‘predict’’, ‘‘potential’’, ‘‘seem’’, ‘‘seek’’, ‘‘future’’, ‘‘continue’’, or ‘‘appear’’ or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTARES PHARMA, INC.

Date: January 9, 2015	By:	/s/ James E. Fickenscher
	Name:	James E. Fickenscher
	Title:	Senior Vice President, Chief Financial Officer